UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported) October 19, 2004
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                                  Securac Corp.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

          033-07456-LA                                  88-0210214
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    (Commission File Number)                 (IRS Employer Identification No.)


2500, 520-5th Avenue SW, Calgary, Alberta                          T2P 1V6
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 (Address of Principal Executive Offices)                         (Zip Code)

                                 (780) 907 0846
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              (Registrant's Telephone Number, Including Area Code)

                          Applewood's Restaurants, Inc.
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            1104 Sandpiper on El Paseo, Palm Desert, California 92260
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION.

         On October 19, 2004, we completed a reverse takeover of Securac Inc., an Alberta corporation specializing in enterprise risk management and compliance software and services. The transaction was effected by means of a share exchange, as a result of which Securac Inc. is now a wholly-owned subsidiary of our company. See Items 3.02 and 5.01 below for a description of the terms of the transaction.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

         On October 19, 2004, we consummated a share exchange with shareholders of Securac Inc. pursuant to which we issued 2.7 of our shares of common stock in exchange for each common share of Securac Inc. held by its shareholders (the "Share Exchange"). We issued a total of 37,246,285 shares of our common stock in the Share Exchange. In connection with the Share Exchange we assumed warrants held by investors in Securac Inc., which warrants will now entitle the holders to purchase an aggregate of 2,970,000 shares of our common stock at any time until July 16, 2006 at an exercise price of $0.75 per share. The Share Exchange was made pursuant to share exchange agreements entered into by us in September 2004 and previously disclosed on a current report on Form 8-K filed on September 16, 2004.

         Our issuance of the shares and assumption of the warrants were made without registration under the Securities Act of 1933, as amended, in reliance on Regulation S promulgated thereunder. Each of the shareholders and warrantholders of Securac Inc. represented, among other things, that such person is not a US Person within the meaning of Regulation S, appropriate legends were placed on the offering documents and no selling efforts were made in the United States.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

         The number of shares of our common stock issued in the Share Exchange represented approximately 90% of our outstanding common stock after issuance. See Item 3.02 above for more detailed description of the terms of the transaction.

         In connection with and as a condition to consummation of the Share Exchange, we completed a one-for-fifteen reverse split of our outstanding shares of common stock. The reverse split became effective for trading purposes at the open of business on October 21, 2004. All share and per share price information referred to herein reflect the reverse split. We also changed our officers and directors in connection with the Share Exchange. See Item 5.02 below.

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ITEM 5.02  DEPARTURE  OF DIRECTORS  OR  PRINCIPAL  OFFICERS;  ELECTION OF
           DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Effective upon and as a condition to consummation of the Share Exchange, the sole officer and all directors of our company (Directors: Frank Reich and Marie Reich; Officer: Robert Stewart) resigned and were replaced by officers and directors designated by Securac Inc. Set forth below are our newly appointed chief executive and chief financial and accounting officers. The individuals listed below also serve as directors of our company and, together with Mr. Bryce Mitchell and Dr. Kenneth Denich, comprise the entire Board of Directors of our company.

         NAME              TITLE
         ----              -----
     Terry W. Allen        Chairman of the Board of Directors and
                           Chief Executive Officer

     Paul J. Hookham       Chief Financial Officer, Treasurer and Secretary

         Terry Allen has served as chief executive officer of Securac Inc. since March 2002. He served as vice president-sales for Knowledge Impact from September 2001 to February 2002. Prior thereto he served as executive vice president-sales for CompuSoft (Canada) Inc., a company traded on the TSX Venture Exchange.

         Paul Hookham has served as chief financial officer of Securac Inc. since March 2002. Prior to joining Securac Inc. and since April 2001, Mr. Hookham served as chief financial officer of New Era Nutrition Inc. From May 2000 to March 2001, he served as chief financial officer of CompuSoft (Canada) Inc., a company traded on the TSX Venture Exchange.

         We anticipate entering into employment agreements with Messrs. Allen and Hookham, but have not yet finalized the terms thereof. We also have not yet determined the Board committees on which the new directors are expected to serve. We will amend this report to include a description of the material terms of such agreements and the committees on which the directors will serve when the same are determined.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

         Effective October 19, 2004, we amended and restated our Articles of Incorporation. The principal changes reflected in the amendment and restatement were:

         1.       Execution   of  a   one-for-fifteen   reverse   split  of  our
                  outstanding shares of common stock.

         2.       Changing the name of our company to Securac Corp.

         3. Limiting the circumstances under which directors and officers of our company can be individually liable to stockholders and creditors of our company.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

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(a) Financial statements of businesses acquired.

     To be filed by amendment.

(b) Pro forma financial information.

     To be filed by amendment.

(c) Exhibits.


     99.1  Press Release, dated October 20, 2004 announcing the Share Exchange.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Securac Corp.

                                          By: /s/Paul J. Hookham
                                             --------------------------
                                          Chief Financial Officer,
                                          Treasurer and Secretary

Date:  October 25, 2004

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                                  EXHIBIT INDEX

Number   Description
------   -----------


99.1     Press Release, dated October 20, 2004 announcing the Share Exchange.